                                                                 EXHIBIT 10.8(a)

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and entered into as of October 1, 2005, by and among DELEK REFINING, LTD. (individually and, in its capacity as the representative of the other Borrowers pursuant to Section 2.27 of the Credit Agreement (as hereafter defined), "Delek Refining"), a Texas limited partnership; and DELEK PIPELINE TEXAS, INC. ("Delek Pipeline"), a Texas corporation; (Delek Refining and Delek Pipeline being referred to jointly as the "Borrowers," and individually as a "Borrower"); various financial institutions ("Lenders"); SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the "Administrative Agent"), as issuing bank (the "Issuing Bank") and as swingline lender (the "Swingline Lender"). THE CIT GROUP/BUSINESS CREDIT, INC., in its capacity as collateral agent for the Lenders (the "Collateral Agent"; the Administrative Agent and Collateral Agent are each hereafter referred to from time to time individually as an "Agent" and jointly as "Agents").

                                    RECITALS:

     Borrowers, Lenders and Agents are parties to a certain Amended and Restated Credit Agreement, dated May 2, 2005 (as at any time amended, restated or otherwise modified, the "Credit Agreement"), pursuant to which Lenders have made certain revolving credit loans and other extensions of credit to Borrowers.

     Borrowers have requested that Agents and Lenders consent to certain amendments contained herein and Agents and Lenders are willing to consent to such amendments, subject to the terms and conditions contained herein.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

     2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

          (a) By adding to Section 1.1 definitions of "Additional Subordinated Indebtedness," "Excess Availability Condition," "Permitted Cash Collateral Account" and "Reinstatement Conditions" at the appropriate alphabetical location as follows:

               "Additional Subordinated Indebtedness" shall mean Indebtedness of the Borrowers owing to the Subordinate Creditor (as defined in the Subordination Agreement) which (i) is evidenced by the Subordinated Note, (ii) constitutes additional funds borrowed by the Borrowers from the Subordinate Creditor after the Closing Date which are payable on terms and conditions substantially similar to those applying to the Indebtedness evidenced by the Subordinate Note, as amended, (iii) constitutes Subordinate Debt under (and as defined in) the Subordination Agreement, and (iv) is timely reflected in financial statements delivered by the Borrowers to the Agents pursuant to
          Section 5.1.

               "Excess Availability Conditions" shall mean, at any date of determination, (i) the Borrowers have Availability of not less than $30,000,000 and (ii) no Event of Default exists.

               "Permitted Cash Collateral Account" shall mean a Cash Collateral Account maintained with (i) SunTrust, or (ii) a Lender other than SunTrust to the extent the Administrative Agent has received not less than ten (10) days prior written notice of the opening of such account, which notice shall include applicable account numbers, wiring instructions, contact persons at the applicable Lender, and confirmation that the Administrative Agent shall have the right to access and review, in real time, balances therein and all transactions with respect thereto.

               "Reinstatement Conditions" shall mean at any date when the Excess Availability Conditions are not satisfied (i) by reason of the occurrence of an Event of Default, such Event of Default has been waived by the Agents or otherwise remedied by the Borrowers in accordance with the Credit Agreement and no Event of Default occurs at any time during a period of 30 consecutive days following the date on which such Event of Default was so waived or otherwise remedied, or
          (ii) by reason of Borrowers' failure to maintain Availability of not less than $30,000,000, Borrowers shall have maintained Availability of at least $30,000,000 for not less than 30 consecutive days; provided, that if Borrowers fail to satisfy the Excess Availability Conditions more than three (3) times during any twelve (12) month period, the Borrowers may not avail themselves of the Reinstatement Conditions for a period of twelve (12) months from the date on which Borrowers last failed to satisfy the Excess Availability Conditions.

          (b) By amending and restating the definition of "Availability" as follows:

               "Availability" shall mean on any determination date, an amount equal to (a) (i) the Accounts Formula Amount on such date, plus (ii) the Inventory Formula Amount on such date, plus (iii) 100% of Eligible Cash Collateral on such date, PLUS (iv) 100% of Paid but Unexpired Standby Letters of Credit on such date, minus (v) the Availability Reserve on such date, minus (b) the aggregate amount of the outstanding Loans on such date. If the amount of the Loans outstanding under clause (b) is equal to or greater than the amounts under clause
          (a), Availability shall be deemed to be zero.

          (c) By amending and restating the definition of "Cash Collateral Account" as follows:

               "Cash Collateral Account" shall mean a demand deposit, money market or other account established by the Administrative Agent at SunTrust or a Lender other than SunTrust, which account shall be under the control of the Administrative Agent and subject to the Administrative Agent's Liens for the benefit of the Lenders pursuant to a Deposit Account Control Agreement.

          (d) By amending and restating the definition of "Change in Control" as follows:

               "Change in Control" shall mean the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in a single transaction or a series of related transactions) of all or substantially all of the assets of a Borrower to any Person or "group" (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder in effect on the date hereof), (ii) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or "group" (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of 40% or more of the outstanding shares of the voting stock of a Borrower except to a Person or Persons that is an Affiliate of Holdings, or (iii) occupation of a majority of the seats (other than vacant seats) on the board of directors of a Borrower by Persons who were neither (a) nominated by the current board of directors nor (b) appointed by directors so nominated, nor (c) nominated by Holdings or an Affiliate of Holdings.

          (e) By amending and restating the definition of "Eligible Cash Collateral" as follows:

               "Eligible Cash Collateral" shall mean any and all cash and Permitted Investments of the Borrowers which are held in Permitted Cash Collateral Accounts under the control of the Administrative Agent pursuant to Section 5.6(g); provided that Eligible Cash Collateral shall not include on any date of determination the amount by which (i) the average daily balance for the preceding thirty days in Permitted Cash Collateral Accounts maintained with Lenders other than SunTrust, exceeds (ii) the average daily balance for such period in Permitted Cash Collateral Accounts maintained at SunTrust, in each case measured as of the date of the most recently delivered Borrowing Base Certificate for the period of thirty days then ending.

          (f) By amending and restating the definition of "Mapco Reserve Conditions" as follows:

               "Mapco Reserve Conditions" shall mean, after any date on which the Excess Availability Conditions are not satisfied (and thereafter until the Reinstatement Conditions are satisfied), the Agents' receipt of a Borrowing Base Certificate which indicates that Mapco has less than $4,500,000 available during the period covered by such Borrowing Base Certificate for additional working capital loans under the formulae contained in Mapco's working capital credit facilities, assuming all trade payables of Mapco are paid within normal terms.

          (g) By amending and restating the definition of "Material Indebtedness" as follows:

               "Material Indebtedness" shall mean Indebtedness (other than the Loans, the Letters of Credit and Permitted Subordinated Debt) and Hedging Obligations of the Borrowers or any of their Subsidiaries, individually or in an aggregate principal amount exceeding $2,000,000. For purposes of determining the amount of attributed Indebtedness from Hedging Obligations, the "principal amount" of any Hedging Obligations at any time shall be the Net Mark-to-Market Exposure of such Hedging Obligations.

          (h) By deleting the "and" after clause (i) and adding "and" after clause (j) of the definition of "Permitted Liens" and adding after clause
     (j) a new clause (k) to provide as follows:

               (k) Liens in cash of the Borrowers securing Hedging Obligations incurred by a Borrower in connection with Hedging Transactions permitted under Section 7.10.

          (i) By amending and restating the definition of "Permitted Subordinated Debt" as follows:

               "Permitted Subordinated Debt" shall mean (i) Indebtedness evidenced by the Subordinated Note, including Additional Subordinated Indebtedness, (ii) Subordinated Working Capital Indebtedness, or (iii) any other Indebtedness of a Borrower or any Subsidiary (i) that is expressly subordinated to the Obligations on terms satisfactory to the Administrative Agent and the Required Lenders in their sole discretion, (ii) that matures by its terms no earlier than six months after the Revolving Commitment Termination Date, (iii) that bears interest at a rate per annum not to exceed 10.0% and (iv) that is evidenced by an instrument that is in a form reasonably satisfactory to the Administrative Agent and the Required Lenders.

          (j) By amending and restating the first two sentences of Section 2.2(b) as follows:

          If at any time the aggregate Revolving Credit Exposure exceeds the Aggregate Revolving Commitment Amount or the Borrowing Base (an "Out-of-Formula Condition"), such aggregate Revolving Credit Exposure shall nevertheless constitute Obligations that is secured by the Collateral and entitled to all benefits thereof. In no event, however, shall Borrowers have any right whatsoever to (i) receive any Revolving Loan, (ii) receive any Swingline Loan, or (iii) request the issuance of any Letter of Credit if, before or after giving effect thereto, there shall exist a Default or after giving effect thereto, an Out-of-Formula Condition would exist.

          (k) By amending and restating Section 5.6(d) as follows:

               (d) Account Verifications. For so long as an Event of Default exists, the Collateral Agent shall have the right, in the name of the Collateral Agent, any designee of the Collateral Agent or any Borrower to verify the validity, amount or any other matter relating to any Accounts of such Borrower by mail, telephone, telegraph or otherwise, provided that from and after any date on which the Excess Availability Conditions are not satisfied (and thereafter until the Reinstatement Conditions are satisfied), Collateral Agent shall have the right at any time or times, in the name of the Collateral Agent, any designee of the Collateral Agent or any Borrower, to conduct such verifications whether or not a Default or an Event of Default exists, provided, further, that the Collateral Agent will endeavor in good faith to notify the Borrowers after any such request for verification, but the Collateral Agent shall have no liability, nor shall the Borrowers have any recourse against the Collateral Agent, in the event the Collateral Agent fails to so notify the Borrowers. Borrowers shall cooperate fully with the Collateral Agent in an effort to facilitate and promptly conclude any such verification process.

          (l) By amending and restating Section 5.6(g) as follows:

               (g) Application of Proceeds; Cash Collateral Account. The balance in each Dominion Account shall be swept at least once on each Business Day to a Cash Collateral Account maintained at SunTrust. If at any time there are any Loans outstanding, or any other Obligations which are then due and payable, (i) for so long as no Event of Default exists the Administrative Agent shall apply the balance of any Cash Collateral Account as the Borrowers may direct to the repayment of such loans or other Obligations or (ii) if the Borrowers have not so directed the Administrative Agent or at any time an Event of Default exists, the Borrowers authorize the Administrative Agent to apply the balance in a Cash Collateral Account as the Administrative Agent may elect, in repayment of such Loan or other Obligation; provided, however, that in the event that the Administrative Agent elects to apply such amount (or a portion thereof) in repayment of a Eurodollar Rate Loan, such amount shall at the Borrowers' option, in lieu of being applied in repayment of such Eurodollar Rate Loan, be held by the Administrative Agent for application to such Loan on the last day of the Interest Period applicable thereto or otherwise applied to Borrowers' obligations under Section 2.20. The Borrowers agree that each Cash Collateral Account shall be under the sole dominion and control of the Administrative Agent. Without limiting the foregoing, funds on deposit in any Cash Collateral Account, after application to any outstanding Loans or other Obligations shall be invested only in cash and Permitted Investments, which shall be made at any time when no Event of Default exists at the direction of the Borrowers. At any time when an Event of Default exists each Lender maintaining a Cash Collateral Account, at the direction of the Administrative Agent, shall promptly remit all funds in the Cash Collateral Account maintained by such Lender to a Cash Collateral Account maintained at SunTrust as the Administrative Agent shall designate. Without limiting the foregoing, for so long as an Event of Default exists, all sums held in a Cash Collateral Account may be held in cash or may be invested in such Permitted Investments as the Administrative Agent alone may elect. Neither of the Borrowers nor any Person claiming on behalf of or through a Borrower shall have any right to demand payment of any funds held in any Cash Collateral Account at any time prior to the termination of all outstanding Letters of Credit, the payment in full of all then outstanding and payable monetary Obligations and termination of the Revolving Credit Commitments. Notwithstanding the foregoing, the Administrative Agent shall be authorized to apply all funds and Permitted Investments in a Cash Collateral Account as provided in Section 2.24(b) and the Loan Documents.

          (m) By amending and restating Section 5.6(i) as follows:

               (i) Limitations on Bank Accounts. Except as otherwise disclosed in this Agreement, the Borrowers and their Subsidiaries shall not open any deposit account unless the depository bank for such deposit account is a Lender that has entered into a Deposit Account Control Agreement reasonably acceptable to the Administrative Agent. As of the Closing Date, all bank accounts of any nature of the Borrowers and their Subsidiaries are listed on Schedule 5.6 and such Schedule designates which such accounts are deposit accounts.

          (n) By amending and restating Section 5.9 as follows:

                    SECTION 5.9 BORROWING BASE CERTIFICATES. For so long as the Excess Availability Conditions are satisfied Borrowers shall deliver to the Collateral Agent (and the Collateral Agent shall, on request from a Lender, promptly deliver to such Lender) a Borrowing Base Certificate as of the 18th day and the last Business Day of each month, in each case for the semi-monthly period ending not more than two (2) Business Days earlier. At any date after the Excess Availability Conditions are not satisfied (and thereafter until the Reinstatement Conditions are satisfied), Borrowers shall deliver to the Collateral Agent (and the Collateral Agent shall, on request from a Lender, promptly deliver to such Lender) a Borrowing Base Certificate weekly as of each Wednesday (or the next Business Day) in respect of the prior week, or at such more frequent intervals as the Collateral Agent may request (provided that, notwithstanding the foregoing, certain items as noted in Schedule IV, shall only be updated on a weekly basis). All calculations of Availability in connection with any Borrowing Base Certificate shall originally be made by the Borrowers and certified by a Responsible Officer to the Agents, provided that the Agents shall have the right to review and adjust, in the exercise of their credit judgment, any such calculation (i) to reflect their reasonable estimate of declines in value of any of the Collateral described therein and (ii) to the extent that such calculation is not in accordance with this Agreement or does not accurately reflect the amount of the Availability Reserve. No less frequently than bi-weekly, a Borrowing Base Certificate shall indicate, without limitation, the Account Debtors of a Borrower who are also creditors of Mapco and the availability on any applicable date of Mapco under its working capital credit facility for purposes of the Agents' determination of the applicability and extent of the Mapco Reserve.

          (o) By deleting Section 5.18 in its entirety.

          (p) By amending and restating Section 5.19 as follows:

                    SECTION 5.19 SUBORDINATED WORKING CAPITAL FACILITY. On any Availability Support Trigger Date occurring after any date on which the Excess Availability Conditions are not satisfied (and thereafter until the Reinstatement Conditions are satisfied), the Administrative Agent may require the Borrowers to obtain (a "Funding Request"), and the Borrowers shall obtain no later than five (5) days after the date of any such Funding Request, advances under the Subordinated Working Capital Credit Documents in amounts on any applicable date of not less than $2,000,000, less the lowest daily Availability during the five
          (5) consecutive Business Days immediately preceding the date of any such Funding Request, and each day thereafter for so long as Availability shall be less than $2,000,000, provided that the Borrowers shall not be obligated to incur Subordinated Working Capital Indebtedness hereunder in an aggregate amount exceeding $5,000,000 outstanding at any time. The Borrowers may request advances under the Subordinated Working Capital Documents in excess of such required amounts from time to time upon prior notice to the Agents. The Borrowers may repay Subordinated Working Capital Indebtedness, whether incurred voluntarily or otherwise hereunder, if and only if, (i) Availability shall have been greater than $2,000,000 for five (5) consecutive Business Days preceding any repayment date, (ii) after giving effect to such repayments there will be not less than $2,000,000 of Availability for five (5) consecutive Business Days thereafter, (iii) the aggregate amount of such repayments do not exceed the amount of the Subordinated Working Capital Indebtedness plus interest and other fees at a rate not to exceed 10% per annum in the aggregate, and (iv) no Default or Event of Default exists. Amounts repaid in respect of Subordinated Working Capital Indebtedness, to the extent permitted under the provisions of this Section 5.19, shall be deemed applied first to that portion of the Subordinated Working Capital Indebtedness voluntarily incurred by the Borrowers, to the extent thereof, and next to Subordinated Working Capital Indebtedness incurred to satisfy the requirements of this Section 5.19.

          (q) By deleting Section 5.20 in its entirety.

          (r) By amending and restating Sections 6.1 and 6.2 as follows:

                    SECTION 6.1 FIXED CHARGE COVERAGE RATIO. From and after any date on which the Excess Availability Conditions are not satisfied (and thereafter until the Reinstatement Conditions are satisfied), the Borrowers shall maintain, as of the end of the immediately preceding Fiscal Quarter and each Fiscal Quarter thereafter, a Fixed Charge Coverage Ratio of not less than (a) 1.10: 1.00 for the Fiscal Quarters ending March 31, June 30 and September 30, 2006, (b) 1.15:1.00 for the Fiscal Quarters ending

          December 31, 2006 and March 31 and June 30, 2007, and (c) 1.25:1.00
          for the Fiscal Quarter ending September 30, 2007 and as of the last day of each Fiscal Quarter thereafter.

                    SECTION 6.2 CAPITAL EXPENDITURES. On any date on which the Excess Availability Conditions are not satisfied (and thereafter until the Reinstatement Conditions are satisfied), the Borrowers shall not make Capital Expenditures if, after giving effect thereto, the following limitations would be exceeded: (a) $23,000,000 during the Fiscal Year ending December 31, 2005, (b) $35,000,000 during the Fiscal Year ending December 31, 2006, (c) $21,000,000 during the Fiscal Year ending December 31, 2007; or (d) $10,000,000 during the Fiscal Year ending December 31, 2008, provided, that up to $7,500,000 of Capital Expenditures permitted in any Fiscal Year that were not made in such Fiscal Year may be carried to the next, and only the next, Fiscal Year.

          (s) By amending and restating clause (h) of Section 7.1 as follows:

               (h) other unsecured Indebtedness of a Borrower or its Subsidiaries in an aggregate principal amount not to exceed $5,000,000.

          (t) By amending and restating clause (d) of Section 7.4 as follows:

               (d) Investments made by the Borrowers in or to any Subsidiary and by any Subsidiary to the Borrowers or in or to another Subsidiary; provided, that the aggregate amount of Investments by Loan Parties in or to, and Guarantees by Loan Parties of Indebtedness of any Subsidiary that is not a Subsidiary Loan Party (including all such Investments and Guarantees existing on the Closing Date), shall not exceed $1,000,000 at any time outstanding;

          (u) By amending and restating clause (g) of Section 7.4 as follows:

               (g) Other Investments which in the aggregate do not exceed $1,000,000 in any Fiscal Year.

          (v) By amending and restating clauses (iii) and (iv) of Section 7.5 as follows:

               (iii) dividends or distributions in respect of its stock or equity interests, provided that on any date on which the Excess Availability Conditions are not satisfied (and thereafter until the Reinstatement Conditions are satisfied) neither Borrower shall pay any cash dividend or distribution in respect of any class of its stock or equity interests until after payment in full of the Subordinated Note and, after such payment in full, each of the Conditions to Dividends shall have been satisfied as of the date of and after giving effect to any such dividend or distribution, (iv) fees payable under the Management Agreement, provided that on any date on which the Excess Availability Conditions are not satisfied (and thereafter until the Reinstatement Conditions are satisfied) the Borrowers shall not pay any fees under the Management Agreement if, after giving effect to such payments, the aggregate fees paid in the applicable Fiscal Year would exceed $1,500,000.

          (w) By amending and restating Section 7.10 as follows:

                    SECTION 7.10 HEDGING TRANSACTIONS. The Borrowers will not, and will not permit any of the Subsidiaries to, enter into any Hedging Transaction, other than Hedging Transactions entered into in the ordinary course of business to hedge or mitigate interest rate or commodity pricing risks to which the Borrowers or any Subsidiary is exposed in the conduct of its business or the management of its liabilities; provided, that the Borrowers shall not enter into any Hedging Transactions with counterparties other than financial institutions that have combined capital and surplus and undivided profits of not less than $500,000,000, Persons whose senior, long term unsecured debt has an actual or implied rating at or above BBB- from S&P or the equivalent or higher rating by any other nationally recognized rating agency, or such other Persons as shall be reasonably acceptable to the Administrative Agent. Solely for the avoidance of doubt, the Borrowers acknowledge that a Hedging Transaction entered into for speculative purposes or of a speculative nature (which shall be deemed to include any Hedging Transaction under which the Borrowers or any of their Subsidiaries is or may become obliged to make any payment (i) in connection with the purchase by any third party of any common stock or any Indebtedness or (ii) as a result of changes in the market value of any common stock or any Indebtedness) is not a Hedging Transaction entered into in the ordinary course of business to hedge or mitigate interest rate risks.

          (x) By amending and restating clause (l) of Section 8.1 as follows:

               (l) any judgment or order for the payment of money in excess of $2,000,000 in the aggregate, which shall be rendered against a Borrower or any Subsidiary, and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be a period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

     3. TERMINATION OF FUNDING GUARANTY. The Agents hereby agree that effective as of the date of this Amendment the Funding Guaranty shall be deemed terminated and Delek Group shall have no obligations thereunder.

     4. AMENDMENT FEE. In consideration of the Agents' and the Lenders' willingness to enter into this Amendment, the Borrowers shall pay to the Administrative Agent, for the benefit of the Lenders, an amendment fee in the amount of $125,000 in immediately available funds on the date hereof (the "Amendment Fee").

     5. RATIFICATION AND REAFFIRMATION. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

     6. ACKNOWLEDGMENTS AND STIPULATIONS. Each Borrower acknowledges and stipulates that the Credit Agreement and the other Loan Documents executed by Borrowers are legal, valid and binding obligations of Borrowers that are enforceable against Borrowers in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower); and the security interests and liens granted by Borrowers in favor of Administrative Agent, for the benefit of itself and Lenders, are duly perfected, first priority security interests and liens to the extent provided therein.

     7. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to Agents and Lenders, to induce Agents and Lenders to enter into this Amendment, that (a) after giving effect to this Amendment, no Default or Event of Default exists on the date hereof; (b) the execution, delivery and performance of this Amendment have been duly authorized by all requisite company action on the part of each Borrower and this Amendment has been duly executed and delivered by each Borrower; and (c) all of the representations and warranties made by Borrowers in the Credit Agreement are true and correct, in all material respects, on and as of the date hereof, except those representations and warranties made as of a specific date in which such case such representations and warranties were true and correct as of such date.

     8. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     9. BREACH OF AMENDMENT. This Amendment shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

     10. CONDITIONS PRECEDENT. The effectiveness of the provisions contained in this Amendment are subject to the satisfaction of each of the following conditions precedent, in form and substance reasonably satisfactory to the Administrative Agent:

     (a) the Administrative Agent shall have received this Amendment duly executed by the parties;

     (b) the Administrative Agent shall have received payment of the Amendment Fee; and

     (c) the Administrative Agent shall have received from Borrowers such other agreements, assurances, financing statements or other documents as the Administrative Agent may reasonably request in connection with the subject matter of this Amendment.

     11. EXPENSES OF AGENTS. Borrowers agree to pay, ON DEMAND, all costs and expenses incurred by Agents in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agents' legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

     12. MISCELLANEOUS. This Amendment shall be effective upon acceptance by Agents and Lenders, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

     13. NO NOVATION, ETC. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

     14. FURTHER ASSURANCES. Each Borrower agrees to take such further actions as Agents and Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

     15. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

 [Remainder of page intentionally left blank; signatures on the following page]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                        DELEK REFINING, LTD.

                                        By: DELEK US REFINING GP, LLC
                                        Title: General Partner


                                        By /s/ UZI YEMIN
                                           -------------------------------------
                                        Name: UZI YEMIN
                                        Title: President


                                        By /s/ ED MORGAN
                                           -------------------------------------
                                        Name: ED MORGAN
                                        Title: CFO


                                        DELEK PIPELINE TEXAS, INC.


                                        By /s/ UZI YEMIN
                                           -------------------------------------
                                        Name: UZI YEMIN
                                        Title: President


                                        By /s/ ED MORGAN
                                           -------------------------------------
                                        Name: ED MORGAN
                                        Title: CFO


                                        SUNTRUST BANK,
                                        as Administrative Agent, as Issuing
                                        Bank, as Swingline Lender and as a
                                        Lender


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                        DELEK REFINING, LTD.

                                        By: DELEK US REFINING GP, LLC
                                        Title: General Partner


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DELEK PIPELINE TEXAS, INC.


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SUNTRUST BANK,
                                        as Administrative Agent, as Issuing
                                        Bank, as Swingline Lender and as a
                                        Lender


                                        By /s/ Mark Pickering
                                           -------------------------------------
                                        Name: Mark Pickering
                                        Title: Vice President

                            CONSENT AND REAFFIRMATION

     Each of the undersigned guarantors of the Obligations of the Borrowers at any time owing to the Agents and the Lenders hereby (i) acknowledges receipt of a copy of the foregoing First Amendment to Amended and Restated Credit Agreement; (ii) consents to the Borrowers' execution and delivery thereof; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation as of the date of such First Amendment to Amended and Restated Credit Agreement.

                                        DELEK REFINING, INC.


                                        By: /s/ UZI YEMIN
                                            ------------------------------------
                                            UZI YEMIN, President


                                        By: /s/ EDWARD MORGAN
                                            ------------------------------------
                                            EDWARD MORGAN, CFO


                                        DELEK US REFINING GP, LLC


                                        By: /s/ UZI YEMIN
                                            ------------------------------------
                                            UZI YEMIN, President


                                        By: /s/ EDWARD MORGAN
                                            ------------------------------------
                                            EDWARD MORGAN, CFO


                                        DELEK LAND TEXAS, INC.


                                        By: /s/ UZI YEMIN
                                            ------------------------------------
                                            UZI YEMIN, President


                                        By: /s/ EDWARD MORGAN
                                            ------------------------------------
                                            EDWARD MORGAN, CFO

                  [Signatures will continue on following page]

                                        MPC PIPELINE ACQUISITION, INC.


                                        By: /s/ UZI YEMIN
                                            ------------------------------------
                                            UZI YEMIN, President


                                        By: /s/ EDWARD MORGAN
                                            ------------------------------------
                                            EDWARD MORGAN, CFO


                                        MPC LAND ACQUISITION, INC.


                                        By: /s/ UZI YEMIN
                                            ------------------------------------
                                            UZI YEMIN, President


                                        By: /s/ EDWARD MORGAN
                                            ------------------------------------
                                            EDWARD MORGAN, CFO

                  [Signatures will continue on following page]

                                        SUNTRUST BANK, as Administrative Agent,
                                        as Issuing Bank, as Swingline Lender and as a Lender


                                        By: /s/ Mark Pickering
                                            ------------------------------------
                                            Mark Pickering, Vice President

                  [Signatures will continue on following page]

                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        as Collateral Agent, as Co-Documentation
                                        Agent and as a Lender


                                        By: /s/ Grant Weiss
                                            ------------------------------------
                                        Name: Grant Weiss
                                        Title: Vice President

                  [Signatures will continue on following page]

                                        BANK OF AMERICA, N.A., as Co-Syndication
                                        Agent and as a Lender


                                        By: /s/ John Olsen
                                            ------------------------------------
                                        Name: John Olsen
                                        Title: Vice President

                  [Signatures will continue on following page]

                                        PNC BANK, NATIONAL ASSOCIATION, as
                                        Co-Syndication Agent and as a Lender


                                        By: /s/ Albert E. Partridge
                                            ------------------------------------
                                        Name: Albert E. Partridge
                                        Title: Vice President

                  [Signatures will continue on following page]

                                        NATIONAL CITY BUSINESS CREDIT, INC.,
                                        as Co-Documentation Agent and as a
                                        Lender


                                        By: /s/ Jason Hanes
                                            ------------------------------------
                                        Name: Jason Hanes
                                        Title: Senior Associate

                  [Signatures will continue on following page]

                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as a Lender


                                        By: /s/ Paul Truax
                                            ------------------------------------
                                        Name: Paul Truax
                                        Title: Vice President

                  [Signatures will continue on following page]

                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as a Lender


                                        By: /s/ Brian P. Schwinn
                                            ------------------------------------
                                        Name: Brian P. Schwinn
                                        Title: Duly Authorized Signatory

                  [Signatures will continue on following page]

                                       REGIONS BANK AS SUCCESSOR IN INTEREST TO:
                                       UNION PLANTERS BANK, N.A., as a Lender


                                       By: /s/ JAMES R. GUMMEL
                                            ------------------------------------
                                       Name: JAMES R. GUMMEL
                                       Title: SENIOR VICE PRESIDENT

                 [Signatures will continue on following page]

                                        TEXTRON FINANCIAL CORPORATION, as a
                                        Lender


                                        By: /s/ ERIC R. HUBBARD
                                            ------------------------------------
                                        Name: ERIC R. HUBBARD
                                        Title: SVP-CREDIT, SENIOR ACCOUNT
                                               EXECUTIVE

                  [Signatures will continue on following page]

                                        FIFTH THIRD BANK, as a Lender


                                        By: /s/ David R. Cochran
                                            ------------------------------------
                                        Name: David R. Cochran
                                        Title: Vice President

                  [Signatures will continue on following page]

                                        SIEMENS FINANCIAL SERVICES, INC. as a
                                        Lender


                                        By: /s/ Frank Amodio
                                            ------------------------------------
                                        Name: Frank Amodio
                                        Title: Vice President - Credit

                  [Signatures will continue on following page]

                                        ISRAEL DISCOUNT BANK OF NEW YORK, as a
                                        Lender


                                        By: /s/ Amir Barash
                                            ------------------------------------
                                        Name: Amir Barash
                                        Title: FVP


                                        By: /s/ KEVIN LORD
                                            ------------------------------------
                                        Name: KEVIN LORD
                                        Title: VP

                  [Signatures will continue on following page]

                                        WELLS FARGO FOOTHILL, LLC, as a Lender


                                        By: /s/ Juan Barrera
                                            ------------------------------------
                                        Name: Juan Barrera
                                        Title: Vice President

                  [Signatures will continue on following page]

                                        WEBSTER BUSINESS CREDIT CORP., as a
                                        Lender


                                        By: /s/ ALAN F. MCKAY
                                            ------------------------------------
                                        Name: ALAN F. MCKAY
                                        Title: VICE PRESIDENT

                  [Signatures will continue on following page]

                                        BANK LEUMI USA, as a Lender


                                        By: /s/ Gil Hershman
                                            ------------------------------------
                                        Name: Gil Hershman
                                        Title: VP


                                        By: /s/ Michaela Klein
                                            ------------------------------------
                                        Name: Michaela Klein
                                        Title: SVP